================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       EAGLE POINT SOFTWARE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:   $[     ]

     (5) Total fee paid:
         $[    ], equaling 1/50th of one percent of the proposed maximum
         aggregate value of transaction.

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

================================================================================

EAGLE POINT SOFTWARE CORPORATION
4131 Westmark Drive
Dubuque, Iowa  52002-2627
(319) 556-8392


Dear Stockholder:

On behalf of the Board of Directors and management of Eagle Point Software Corporation, I cordially invite you to attend the 1997 Annual Meeting of Stockholders of Eagle Point Software Corporation to be held at 3:00 p.m., local time, on Tuesday, December 2, 1997, at the Eagle Point Software Corporate Headquarters, 4131 Westmark Drive, Dubuque, Iowa.

The matters to be considered at the meeting are described in the accompanying Proxy Statement. It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold. You are urged to specify your voting preference by marking, dating and signing the enclosed proxy card and returning it in the enclosed business reply envelope. No postage is required if mailed in the United States. If you wish to vote in accordance with the Directors' recommendations, all you need to do is date and sign the proxy card and return it in such envelope.

We hope you can attend the 1997 Annual Meeting, but in any event, please complete and return the proxy card. If you do attend and wish to vote in person, you may revoke your proxy at that time.

Sincerely,



Rodney L. Blum
Chairman



October 28, 1997

                       EAGLE POINT SOFTWARE CORPORATION
                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 2, 1997

The 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Eagle Point Software Corporation, a Delaware corporation (the "Company"), will be held at 3:00 p.m., local time, on Tuesday, December 2, 1997 at the Eagle Point Software Corporate Headquarters, 4131 Westmark Drive, Dubuque, Iowa, for the purpose of considering and acting upon the following matters:

     1. To elect one director to the Board of Directors of the Company, to serve for a three-year term;

     2. To approve an amendment to the Eagle Point Software Corporation Stock Option Plan which increases the number of shares from 1,000 to 4,000 for which each non-employee director shall be granted an option to purchase immediately after each annual meeting of stockholders.

     3. To ratify the appointment of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending June 30, 1998; and

     4. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Stockholders of record at the close of business on October 17, 1997 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during normal business hours, at the principal executive office of the Company, 4131 Westmark Drive, Dubuque, Iowa, 52002-2627, for a period of ten days prior to the Annual Meeting.

The matters to be considered at the meeting are described in the accompanying Proxy Statement. It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold. You are urged to specify your voting preference by marking, dating and signing the enclosed proxy card and returning it in the enclosed business reply envelope. No postage is required if mailed in the United States. If you wish to vote in accordance with the Directors' recommendations, all you need do is date and sign the proxy card and return it in such envelope.

By order of the Board of Directors,



Dennis J. George
Secretary

October 28, 1997

                       EAGLE POINT SOFTWARE CORPORATION
                                PROXY STATEMENT


                              General Information

This Proxy Statement (the "Proxy Statement") is being furnished to the holders of Common Stock, $.01 par value ("Common Stock"), of Eagle Point Software Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or the "Board of Directors") for use at the 1997 Annual Meeting of Stockholders of the Company to be held at 3:00 p.m., local time, on Tuesday, December 2, 1997, at the Company's corporate headquarters, 4131 Westmark Drive, Dubuque, Iowa, 52002 and at any and all adjournments or postponements thereof (the "Annual Meeting"). The Company's principal executive office is located at 4131 Westmark Drive, Dubuque, Iowa 52002-2627.

Each holder of record of Common Stock at the close of business on October 17, 1997 (the "Record Date") is entitled to receive notice of and to vote at the Annual Meeting. The holder of a majority of the shares of Common Stock outstanding and entitled to vote must be present in person or represented by proxy at the Annual Meeting in order for a quorum to be present. At the close of business on the Record Date there were 4,805,654 shares of Common Stock outstanding each of which entitles the registered holder thereof to one vote.

If you are unable to attend the Annual Meeting, you may vote by proxy. The proxy holders will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendations of the Board for such items as set forth in this Proxy Statement. The proxy card gives authority to the proxy holders to vote your shares in their discretion on any other matter presented at the Annual Meeting. A proxy may indicate that all or a portion of the shares represented by that proxy are not being voted by a stockholder with respect to a particular matter. Any such non-voted shares will be considered present for the purpose of determining the presence of a quorum.

You may revoke your proxy at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy or by attending and voting in person at the Annual Meeting.

The Company will bear the cost of preparing, handling, printing and mailing this Proxy Statement, the related proxy card and any additional material which may be furnished to stockholders, as well as the actual expense incurred by brokerage houses, fiduciaries and custodians in forwarding such materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made by the use of the mail and through direct communication with certain stockholders or their representatives by certain officers, directors or employees of the Company who will receive no additional compensation therefore. This Proxy Statement and the related proxy card are first being mailed to stockholders of the Company on or about October 28, 1997.

                             ELECTION OF DIRECTORS

The Board of Directors consists of five persons and is divided into three staggered classes, each class serving a three-year term. The term of the Class III Director expires on the date of the Annual Meeting. The nominee for Class III Director, if elected, will serve three years until the 2000 Annual Meeting of Stockholders, or until a successor has been elected and qualified. The current Class I and Class II Directors will continue in office until the 1998 and 1999 Annual Meetings of Stockholders, respectively.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Class III nominee recommended by the Board of Directors. Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees recommended by the Board of Directors.


                             NOMINEES FOR DIRECTOR

    Class III - Nominee to Serve Until 2000 Annual Meeting of Stockholders:

Rodney L. Blum, age 42, has been a Director of the Company since January 1990. He joined the Company in January 1990 as its President and Chief Executive Officer. From May 1988 until he joined the Company, he was Director of Sales and Marketing of D.D.S., a provider of turn-key computer systems to the auto, large truck and implement dealer markets. From 1980 until May 1988 he served in various marketing and management positions at CyCare Systems, Incorporated, a provider of computerized information processing systems to the healthcare industry.

The Board of Directors unanimously recommends that stockholders vote FOR the nominee listed above (Proposal 1).


              MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

     Class I - Directors Serving Until 1998 Annual Meeting of Stockholders:

Dennis J. George, age 34, has been a Director of the Company since April 1989. Since he joined the Company in April 1989, he has served as Vice President, Chief Financial Officer, Treasurer and Secretary. During 1988 he was the Financial Budget Analyst for the Ertl Company, a manufacturer of agricultural model toys. During 1987 he served as Finance Manager for D.D.S., a provider of turn-key computer systems to the auto, large truck and implement dealer markets.

Thomas O. Miller, age 46, has been a Director of the Company since August 30, 1995. He currently serves as President of Norand Corporation ("Norand"), a manufacturer of hand-held data systems. From September 1995 until March 1997 he served as Senior Vice President of Norand, from 1993 until September 1995 he served as Vice President-Mobile Systems of Norand and from 1990 until 1992 he served as Vice President-Marketing of Norand.

    Class II - Directors Serving Until 1999 Annual Meeting of Stockholders:

John F. Biver, age 42, has been a Director of the Company since he co-founded the Company in 1983. He has served as Vice President-Civil Division since January 1990. Prior to founding the Company, he was a registered

Professional Engineer with the civil engineering firm of Wright, Kilby, Sejkoara and Associates.

James P. Hickey, age 40, has been a Director of the Company since August 30, 1995. Since 1989, Mr. Hickey has been a Principal of William Blair & Company, an investment banking firm.

               DIRECTORS - MEETINGS, COMMITTEES AND COMPENSATION

The Board of Directors met five times during the fiscal year ended June 30, 1997 ("Fiscal 1997"), four times pursuant to regularly scheduled meetings and one time pursuant to a special meeting. No director attended fewer than 75 percent of the meetings of the Board and committees thereof on which he served.

The Board of Directors has established two committees: an Audit Committee and a Compensation Committee. As of June 30, 1997 and as of the date of this Proxy Statement, the Audit Committee is comprised of Messrs. George, Hickey and Miller. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent accountants and recommends the appointment of independent accountants to the Board of Directors. See "Ratification of Appointment of Independent Accountants." The Audit Committee met one time during Fiscal 1997.

As of June 30, 1997 and as of the date of this Proxy Statement, the Compensation Committee is comprised of Messrs. Hickey and Miller. The Compensation Committee makes recommendations regarding the compensation arrangements for top management and key employees of the Company. The Compensation Committee met one time during Fiscal 1997.

Directors who are employees of the Company receive no compensation for serving as directors. Those directors who are not employees of the Company ("Outside Directors") do not receive an annual fee for serving as directors, but are reimbursed for out-of-pocket expenses incurred in connection with attending meetings. In addition, each Outside Director participates in the Stock Option Plan. Upon election to the Board, any new Outside Director will receive an option to purchase 2,000 shares of Common Stock with a per share exercise price equal to the average of the high and low sales prices of a share of Common Stock as reported on The Nasdaq Stock Market on the day such stock option is granted. In addition, on the date of each annual meeting of stockholders of the Company, each person who is an Outside Director immediately after such meeting will receive an option to purchase 1,000 shares (4,000 shares if Proposal 2 to amend the Stock Option Plan is approved at the Annual Meeting) of Common Stock with a per share exercise price equal to the average of the high and low sales prices of a share of Common Stock as reported on The Nasdaq Stock Market on the day such option is granted. As such, after the 1996 Annual Meeting, each Outside Director received option to purchase 1,000 shares of common stock at an exercise price of $6.00 representing the average of the high and low sales prices of a share of Common Stock as reported on The Nasdaq Stock Market on the day such option was granted. Each stock option granted to Outside Directors under the Stock Option Plan is immediately exercisable.

The Board of Directors has no nominating committee. Selection of nominees for the Board is made by the entire Board of Directors. The names of potential nominees for the Company's Board should be directed to the Company's Secretary, Dennis J. George, at 4131 Westmark Drive, Dubuque, Iowa, 52002-2627.

                        EXECUTIVE OFFICER COMPENSATION

The following table (the "Compensation Table") sets forth the aggregate compensation for the past three fiscal years of the individual who served as Chief Executive Officer during Fiscal 1997 and the four other most highly compensated executive officers for Fiscal 1997 (collectively, the "Named Executive Officers").

                          Summary Compensation Table
                          --------------------------

                                                                              Long-Term
                                                                             Compensation
                                                  Annual Compensation           Awards
                                                 ---------------------          ------

                                                                             Securities
                                    Fiscal                                   Underlying
Name and Principal Position          Year        Salary ($)  Bonus ($)       Options (#)
---------------------------          ----        ----------  ---------       -----------
Rodney L. Blum                       1997         $140,000    $ 1,579              -
Chairman, President and Chief        1996          116,766     46,588              -
  Executive Officer                  1995           95,262     77,552              -

John F. Biver                        1997          107,000      1,004              -
  Vice President-Civil Division      1996           90,376     23,269              -
                                     1995           78,857     61,040              -

Dennis J. George                     1997           99,000      1,020              -
Vice President, Chief Financial      1996           78,208     30,006              -
  Officer, Treasurer and Secretary   1995           55,150     46,969              -

Edward T. Graham                     1997           50,000     23,833            8,475
Vice President-                      1996           50,000     16,171              -
  Emerging Business Units            1995           50,000      9,518           50,000

William P. Le May                    1997           50,000      6,719            5,575
  Chief Technology Officer           1996           66,015      1,840              500
                                     1995           60,228      1,590            3,500

Option Grants

The following table sets forth information with respect to individual grants of options that were made during Fiscal 1997 to each of the Named Executive Officers and the potential realizable value of these options assuming five percent and ten percent rates/(1)/ of compound appreciation in the market value of the Common Stock over the term of the option grants. The table also relates those values to the gains that would be realized by all holders of Common Stock if those rates of appreciation were achieved. The Company has never granted stock appreciation rights.

                                   Option Grants in Last Fiscal Year
                                   ---------------------------------
                                                   Individual Grants/(2)/                     Potential Realizable Value at
                                                   -----------------                          Assumed Annual Rates of Stock
                                                                                           Price Appreciation for Option Term
                                                                                           -----------------------------------
     Name                          Number of Securities    Percent of     Exercise   Expiration    5% ($)/(1)/    10%($)/(1)/
     ----                               Underlying        Total Options    Price        Date       -----------    -----------
                                         Options           Granted to      ($/Sh)       ----
                                       Granted (#)          Employees      ------
                                       -----------          in Fiscal
                                                              Year
                                                              ----
Rodney L. Blum                              -                   -              -          -           -               -

John F. Biver                               -                   -              -          -           -               -

Dennis J. George                            -                   -              -          -           -               -

Edward T. Graham                          1,875               1.4%          $5.875      8/1/06     $6,928/(3)/    $17,556/(3)/

Edward T. Graham                          3,750               2.8%          $4.000    10/24/06     $9,433/(4)/    $23,906/(4)/

Edward T. Graham                          1,570               1.2%          $4.063     1/23/07     $4,011/(5)/    $10,165/(5)/

Edward T. Graham                          1,280               0.9%          $3.125      5/1/07     $2,516/(6)/     $6,375/(6)/

William P. Le May                           875               0.6%          $5.875      8/1/06     $3,233/(3)/     $8,193/(3)/

William P. Le May                         3,750               2.8%          $4.000    10/24/06     $9,433/(4)/    $23,906/(4)/

William P. Le May                           481               0.4%          $4.063     1/23/07     $1,229/(5)/     $3,114/(5)/

William P. Le May                           469               0.3%          $3.125      5/1/07       $922/(6)/     $2,336/(6)/

--------------
/(1)/ Amounts reflect assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Company's Common Stock and overall stock market conditions. No assurance can be given that the amounts reflected in these columns will be achieved.

/(2)/ Upon a sale of substantially all of the business and assets of the Company, each outstanding option will become exercisable in full.

/(3)/ The future hypothetical value of one share of Common Stock based on a fair market value of $5.875 on August 1, 1996, and assumed rates of appreciation of five percent and ten percent through August 1, 2006, would be $9.570 and $15.238, respectively.

/(4)/ The future hypothetical value of one share of Common Stock based on a fair market value of $4.00 on October 24, 1996, and assumed rates of appreciation of five percent and ten percent through October 24, 2006, would be $6.516 and $10.375, respectively.

/(5)/ The future hypothetical value of one share of Common Stock based on a fair market value of $4.063 on January 23, 1997, and assumed rates of appreciation of five percent and ten percent through January 23, 2007, would be $6.617 and $10.537, respectively.

/(6)/ The future hypothetical value of one share of Common Stock based on a fair market value of $3.125 on May 1, 1997, and assumed rates of appreciation of five percent and ten percent through May 1, 2007, would be $5.090 and $8.105, respectively.

             Aggregated Option Exercises/(1)/ in Last Fiscal Year
                       and Fiscal Year End Option Values
                    --------------------------------------



                                                        Value of Unexercised In-The-Money
                         Number of Unexercised             Options at June 30, 1997
                       Options at June 30, 1997         (based upon $4.563 per share)
Name                   Exercisable  Unexercisable        Exercisable      Unexercisable
                      --------------------------------------------------------------------
Rodney L. Blum             -             -                     -                -
John F. Biver              -             -                     -                -
Dennis J. George           -             -                     -                -
Edward T. Graham        23,076        35,399                   -             $4,734
William P. Le May          375         9,200                   -             $3,024

-----------------

/(1)/ No options were exercised in Fiscal 1997.

Employment Agreements

The Company has entered into employment agreements ("Executive Employment Agreements") with each of Rodney L. Blum, John F. Biver and Dennis J. George to serve as its President and Chief Executive Officer, Vice President-Civil Division and Vice President, Chief Financial Officer, Secretary and Treasurer, respectively. Mr. Blum, Mr. Biver and Mr. George (each an "Executive Employee") received annual salaries of $140,000, $107,000 and $99,000, respectively in Fiscal 1997, and each are entitled to participate in the Company's bonus program for executive officers. Each Executive Employee's salary is subject to change as determined by the Compensation Committee of the Board of Directors. None of the Executive Employment Agreements contain a specified expiration date, although the Company may terminate each such agreement at any time upon thirty days' written notice to the Executive Employee, and each Executive Employee may terminate his respective agreement at any time upon thirty days' written notice to the Company.

If an Executive Employment Agreement is terminated by virtue of an Executive Employee's disability, such Executive Employee will be entitled to receive a lump sum payment equal to one and one-half times the cumulative compensation payable to him for the twelve months immediately proceeding the effective date of termination. If an Executive Employment Agreement is terminated by virtue of an Executive Employee's death, such Executive Employee will be entitled to receive a lump sum payment equal to two times the cumulative compensation payable to him for the twelve month period immediately preceding his death. If an Executive Employment Agreement is terminated for any other reason, other than for any act of theft, embezzlement, or other documented proof of material dishonesty, such Executive Employee will be entitled to receive a lump sum payment equal to two times the cumulative compensation payable to him for the twelve month period immediately preceding such termination.

                      BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

Eagle Point's Compensation Philosophy

The Company recognizes that the success of its business is based on the performance of its employees, and that its employees are the Company's primary asset. With that understanding, the Compensation Committee of the Board of Directors applies the following operating principles in its duties as administrator of the compensation of the Company's management and key employees:

     1. Be competitive in all aspects of compensation and consistently demonstrate a willingness to pay levels of compensation that are necessary to attract and retain highly qualified executives.

     2. Award stock options to executives in order to align management's and stockholders' interests.

     3. Provide variable compensation opportunities based on the financial performance of the Company - when objectives are met or exceeded, the incentive awards can be attractive.

     4. Adhere to a compensation strategy that effectively balances short- and long-term goals of the Company.

Compensation Policies for Executive Officers

The Compensation Committee of the Board, presently comprised of two Outside Directors, makes executive compensation decisions. In making these decisions, the Committee considers recommendations made by the Company's senior management team. Key components of the Company's executive compensation decisions include:

     1. Base salary - designed to comprise approximately 60% to 70% of potential compensation.

     2. Cash bonus/stock option awards - designed to help provide a direct link between executive compensation and the individual's role in helping the Company attain quarterly and annual performance measures.

The Committee believes this type of executive compensation structure effectively serves the interests of both the Company and its stockholders. The Committee also believes the program allows the Company to attract and retain outstanding executives, and motivate these executives to perform at the highest levels.

CEO Compensation

Mr. Rodney L. Blum has served as the Company's CEO since January 1990. In Fiscal 1997 Mr. Blum received a salary of $140,000. Mr. Blum's compensation is substantially related to the Company's performance pursuant to the Company's bonus program for its executive officers - Mr. Blum is eligible to receive a bonus payment if certain financial objectives for the Company are met. Mr. Blum's compensation during Fiscal 1997 reflects the strategic importance of Mr. Blum to the Company and his anticipated future contributions toward achievement of the Company's growth objectives.

The foregoing report has been furnished by the Committee.

     The Compensation Committee of the Board of Directors

          James P. Hickey
          Thomas O. Miller

                   SECURITY OWNERSHIP OF DIRECTORS, OFFICERS
                           AND PRINCIPAL STOCKHOLDERS

The following table sets forth information as of October 1, 1997 concerning the beneficial ownership of Common Stock for each Director, the Named Executive Officers, all Directors and Executive Officers as a group, and each holder of 5% or more of the Company's Common Stock. Unless otherwise noted, the listed persons have sole voting and investment power with respect to the shares held in their names, subject to community property laws if applicable. The table does not include options which are not exercisable within 60 days.

     Name of                             Number                  % of total
Beneficial Holder                     of Shares/(1)/         Outstanding Shares
-----------------                     --------------         ------------------
John F. Biver*                        1,239,816                    25.80%
Rodney L. Blum*                         953,704                    19.85
Dennis J. George*                       381,480                     7.94
James P. Hickey                           7,000/(2)/                 --
Thomas O. Miller                          5,000/(2)/                 --
Edward T. Graham*                        29,858/(3)/                 --
William P. Le May*                        1,294/(4)/                 --
Brent A. Straka*                          3,945/(5)/                 --
All Directors and Executive
  Officers as a group (7 persons)     2,622,097/(6)/               54.56

---------------------
/(1)/ Based on the number of shares outstanding at, or acquirable within, 60 days of October 1, 1997.

/(2)/ Includes 5,000 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of October 1, 1997.

/(3)/ Includes 23,358 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of October 1, 1997.

/(4)/ Includes 607 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of October 1, 1997.

/(5)/ Includes 588 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of October 1, 1997.

/(6)/ Includes 29,553 shares which executive officers and directors have the right to acquire under options which are currently exercisable or which will be exercisable within 60 days of October 1, 1997.

* Principal address of such beneficial holder is c/o Eagle Point Software Corporation, 4131 Westmark Drive, Dubuque, Iowa 52002-2627.

                               PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return since the Common Stock became publicly traded on June 16, 1995 with the Nasdaq Computer & Data Processing Index (the "Computer Index") and with The Nasdaq Stock Market - U.S. Index (the "Nasdaq Index"). The comparison is based on the assumption that $100.00 was invested on June 16, 1995 in each of the Company's Common Stock, the Computer Index and the Nasdaq Index.

Note: The stock price performance shown below is not necessarily indicative of future price performance.

                COMPARISON OF 24 MONTH CUMULATIVE TOTAL RETURN*
   AMONG EAGLE POINT SOFTWARE CORPORATION, THE NASDAQ STOCK MARKET-US INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

                             [GRAPH APPEARS HERE]

*$100 INVESTED ON 6/16/95 IN STOCK OR INDEX -
 INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDING JUNE 30.

                                                    Cumulative Total Return

                                                   6/16/95  6/30/95  6/30/96  6/30/97
Eagle Point Software Corporation        EGPT         100      131       54      35
NASDAQ STOCK MARKET - US                INAS         100      103      132     160
NASDAQ COMPUTER & DATA PROCESSING       INAD         100      104      138     174

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

James P. Hickey, an Outside Director of the Company since August 1995, is a Principal of William Blair & Company, L.L.C., an investment banking firm ("William Blair"). William Blair was one of the managing underwriters of the Company's initial public offering of Common Stock in June 1995. The Company currently maintains a no-fee money market account with William Blair.

                         APPROVAL OF AMENDMENT TO THE
              EAGLE POINT SOFTWARE CORPORATION STOCK OPTION PLAN
                                 (Proposal 2)

BACKGROUND

The Board of Directors is proposing for stockholder approval at the Annual Meeting an amendment to the Stock Option Plan which increases the number of shares from 1,000 to 4,000 for which each non-employee director (an "Outside Director") shall be granted an option to purchase after each annual meeting of stockholders. The Stock Option Plan will not be amended in any other way.

The Stock Option Plan was originally approved by the Company's stockholders in June 1995 in connection with the Company's initial public offering of Common Stock. The proposed amendment will not increase the total number of shares of Common Stock issuable under the Stock Option Plan.

The purposes of the Stock Option Plan are to align the interests of the stockholders of the Company and the recipients of stock options granted under the Stock Option Plan by increasing the proprietary interest of such recipients in the Company's growth and success and to advance the interests of the Company by attracting and retaining officers and other key employees and well-qualified persons who are not officers or employees of the Company for service as Outside Directors. The Board of Directors determined that the proposed amendment is consistent with and will serve to further these goals.

The Stock Option Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, and is not intended to be and does not qualify as a pension, profit sharing or other "qualified" plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

In order to approve the proposal to amend the Stock Option Plan, a majority of the stockholders in attendance at the Annual Meeting, in person or by proxy, must vote in favor of this proposal. Abstentions will have the same effect as votes against the proposal. Non-voted shares will not be considered in attendance for the vote on this proposal.

The Board of Directors unanimously recommends that stockholders vote FOR approval of the proposal to amend the Stock Option Plan (Proposal 2).


DESCRIPTION OF THE STOCK OPTION PLAN

Adoption; Amendment; Termination

The Board of Directors may amend the Stock Option Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Securities Exchange Act of 1934,
Section 422 of the Code and Section 162(m) of the Code. No such amendment may impair the rights of a holder of an outstanding stock option granted under the Stock Option Plan without the consent of such holder.

The Stock Option Plan will terminate on May 1, 2005, but may be terminated earlier by the Board of Directors. Termination of the Stock Option Plan will not affect the terms or conditions of any stock option granted under the Stock Option Plan prior to such termination date. No stock options may be granted under the Stock Option Plan after its termination.

Administration

The Stock Option Plan is administered by the Board of Directors. The Board of Directors will be authorized to interpret the Stock Option Plan and its application, and, subject to the terms of the Stock Option Plan, to establish such rules and regulations as it deems necessary or desirable for the administration of the Stock Option Plan and it may impose, incidental to the grant of a stock option thereunder, conditions with respect to such grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions will be conclusive and binding on all parties.

The Board of Directors will be authorized to select eligible officers and other key employees of the Company for participation in the Stock Option Plan and, subject to the terms of the Stock Option Plan, to determine the terms and conditions of each stock option granted under the Stock Option Plan.

Securities Offered

The maximum number of shares of Common Stock available under the Stock Option Plan will remain at 750,000, subject to appropriate adjustment by the Board of Directors in the event of a stock split, stock dividend or other similar change in capitalization.

Shares of Common Stock delivered upon the exercise of a stock option granted under the Stock Option Plan may be treasury shares, authorized and unissued shares, or a combination thereof.

No person will have any right as a stockholder of the Company with respect to any shares of Common Stock which are subject to a stock option granted under the Stock Option Plan until such person becomes a stockholder of record with respect to such shares of Common Stock.

Stock options granted under the Stock Option Plan may be either ISOs or non-qualified stock options. An ISO is a stock option granted in accordance with
Section 422 of the Code and which is intended by the Board of Directors to constitute an incentive stock option. A non-qualified stock option is a stock option which is not an ISO.

Eligibility to Participate

Participation in the Stock Option Plan will remain limited to (i) such officers and other key employees of the Company as the Board of Directors selects from time to time and (ii) Outside Directors.

No officer or employee of the Company has, nor will have, any right to participate in the Stock Option Plan. Neither the Stock Option Plan nor any stock option granted thereunder confers upon any person any right to continued employment by the Company or affects in any manner the right of the Company to terminate the employment of any person at any time without liability thereunder.


Grants of Stock Options to Officers and Other Key Employees of the Company

The Board of Directors will continue to determine which officers and other key employees of the Company will receive grants of stock options under the Stock Option Plan and, subject to the limitations described below, will continue to determine the number of shares of Common Stock subject to each such stock option, the purchase price per share of Common Stock subject thereto, the period during which such stock option may be exercised, whether such stock option will become exercisable in cumulative or non-cumulative installments and in part or in full at any time and whether such stock option is intended to constitute an ISO.

Purchase Price. The purchase price per share of Common Stock subject to a stock option granted under the Stock Option Plan may not be less than 100% of the Fair Market Value (as hereinafter defined) of a share of Common Stock on the date of grant of such stock option.

Under the Stock Option Plan, the "Fair Market Value" of a share of Common Stock on a given date is the average of the high and low transaction prices of a share of Common Stock as reported on the Nasdaq Stock Market on such date.

Limitations on Number of Shares Subject to Stock Options. To the extent required by Section 162(m) of the Code, and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which stock options may be granted under the Stock Option Plan during any fiscal year of the Company to any person will remain at 250,000.

Limitations on Period of Exercisability of ISOs. An ISO may not be exercisable later than ten years after its date of grant. If an ISO is granted to a Ten Percent Holder, such ISO may not be exercised later than five years after its date of grant.

Change of Control.  Upon a Change of Control (as defined in the Stock Option
Plan) each outstanding stock option granted under the Stock Option Plan will continue to become fully exercisable.

Exercise of a Stock Option Following Termination of Optionee's Employment. Unless otherwise provided in the agreement relating to a stock option granted under the Stock Option Plan to an officer or other key employee of the Company, the following rules continue to apply in the case of an optionee's termination of employment with the Company.

If an optionee's employment with the Company terminates by reason of the disability of such optionee, each stock option granted under the Stock Option Plan to such optionee will become fully exercisable and may thereafter be exercised for a period of no more than one year after the date of such termination of employment, but in no event after the expiration of such stock option. If an optionee retires on or after age 65 and after the completion of five years of employment with the Company, each non-qualified stock option granted under the Stock Option Plan to such optionee will become fully exercisable and may thereafter be exercised for a period of no more than one year after the date of retirement, but in no event after the expiration of such stock option. Each ISO granted under the

Stock Option Plan to such optionee will be exercisable only to the extent exercisable on the date of retirement and may thereafter be exercised for a period of no more than three months after such date, but in no event after the expiration of such ISO. If an optionee's employment with the Company is terminated because of the death of such optionee, each stock option granted under the Stock Option Plan to such optionee will become fully exercisable and may thereafter be exercised for a period of no more than one year after the date of death, but in no event after the expiration of such stock option. If an optionee's employment with the Company terminates for any other reason, each stock option granted under the Stock Option Plan to such optionee will be exercisable only to the extent exercisable on the date of termination of employment and may thereafter be exercised for a period of no more than three months after such date, but in no event after the expiration of such option; provided, that if such optionee's employment with the Company is terminated for Cause, all stock options granted under the Stock Option Plan and held by such optionee will terminate automatically on the effective date of such optionee's termination of employment. For purposes of the Stock Option Plan, "Cause" means any act of dishonesty, commission of a felony, significant activities harmful to the reputation of the Company, refusal to perform or substantial disregard of duties properly assigned or significant violation of any statutory or common law duty of loyalty to the Company.

If an optionee dies during the one-year or three-month periods following termination of employment described above, each stock option granted under the Stock Option Plan to such optionee will be exercisable only to the extent exercisable on the date of death and may thereafter be exercised for a period of no more than one year after the date of death, but in no event after the expiration of such stock option.

Grants of Stock Options to Outside Directors

The Stock Option Plan will continue to provide for the grant of an option to purchase 2,000 shares of Common Stock to each person commencing service as an Outside Director, such grant to be made on the date such service commences. No such grant will be made if a person becomes an Outside Director by reason of a termination of employment with the Company. The Stock Option Plan, as it is proposed to be amended, will now provide that on the date of each annual meeting of stockholders of the Company, each person who is an Outside Director immediately after such meeting will also be granted an option to purchase 4,000 shares of Common Stock. Stock options granted under the Stock Option Plan to Outside Directors will continue to be non-qualified stock options and have a per share purchase price equal to the Fair Market Value of a share Common Stock on the date of grant.

Stock options granted to Outside Directors under the Stock Option Plan will continue to be fully exercisable upon grant and expire ten years thereafter. If an Outside Director ceases for any reason to be a member of the Board, each stock option granted under the Stock Option Plan and held by such Outside Director may thereafter be exercised by such Outside Director no later than one year after the Outside Director ceases to be a member of the Board, but in no event after the expiration of such stock option. If an Outside Director dies during the one year period following the date on which such Outside Director ceases to be a member of the Board, each stock option granted under the Stock Option Plan to such Outside Director may thereafter be exercised for a period of no more than one year after the date of death, but in no event after the expiration of such stock option.

Exercise of Stock Options; Non-transferability; Designation of Beneficiaries

An exercisable stock option granted under the Stock Option Plan will continue to be exercisable only with respect to a whole number of shares of Common Stock.
On October 1, 1997 the closing price of a share of Common Stock as reported by The Nasdaq Stock Market was $3.50. No stock option granted under the Stock Option Plan may be transferred other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company and each such stock option may be exercised during an optionee's lifetime only by such optionee or such optionee's legal representative or
similar person.   Each optionee may file with the Board of Directors a written designation of one or more persons as such optionee's beneficiary or beneficiaries (both primary and contingent) in the event of such optionee's death.

Federal Income Tax Consequences

The following is a brief overview of the United States federal income tax consequences of participation in the Stock Option Plan, as it is proposed to be amended, and should not be relied upon as being a complete statement. It does not address the state or local tax aspects of participation in the Stock Option Plan.

Grant of Option. An optionee will continue to not recognize taxable income upon the grant of a stock option under the Stock Option Plan.

Exercise of Non-Qualified Option. An optionee will continue to recognize compensation taxable as ordinary income, and the Company generally will continue to be allowed a corresponding deduction for federal income tax purposes, in an amount equal to the excess of the fair market value, on the date of exercise of a non-qualified option, of the shares of Common Stock acquired over the purchase price therefor.

Exercise of Incentive Stock Options. An optionee will continue to not recognize any taxable income by reason of exercise of an ISO, and the Company will continue to not be allowed any deduction with respect to such exercise at such time. However, the excess, if any, of the fair market value, at the time of exercise, of the Common Stock acquired upon such exercise over the purchase price therefor will continue to be included in alternative minimum taxable income subject to the alternative minimum tax.

Income Tax Withholding. The taxable compensation recognized by the optionee upon the exercise of a stock option will continue to be subject to withholding of tax by the Company.


                          RATIFICATION OF APPOINTMENT
                            OF INDEPENDENT ACCOUNTS
                                  (Proposal 3)

The Board of Directors has appointed Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending June 30, 1998. If a majority of the stockholders in attendance at the Annual Meeting, in person or by proxy, fail to ratify the appointment, the appointment of other independent accountants will be considered by the Board of Directors. Abstentions will have the same effect as votes against the proposal. Non-voted shares will not be considered in attendance for the vote on this proposal. Deloitte & Touche LLP has audited the Company's financial statements since the fiscal year ended June 30, 1992. Representatives of Deloitte & Touch LLP are expected to be at the Annual Meeting and will be available to respond to appropriate questions. Deloitte & Touche LLP will also have the opportunity to make a statement at the Annual Meeting if they desire to do so.

The Board of Directors unanimously recommends that stockholders vote FOR approval of the proposal to ratify the appointment of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending June 30, 1998 (Proposal 3).


                             STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company no later than June 27, 1998. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission. The Company's By-laws set forth additional requirements and procedures regarding the submission by stockholders of matters for consideration at an annual meeting of stockholders.

                 COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of such reports and written representations from certain Reporting Persons, the Company believes that, during Fiscal 1997, its Reporting Persons complied with all filing requirements applicable to them.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Company's 1997 Annual Report for Fiscal 1997 accompanies this Proxy Statement.

A copy of the Company's Annual Report on Form 10-K for Fiscal 1997 filed with the Securities and Exchange Commission, without exhibits, will be provided without charge to any stockholder submitting a request therefor to:

Dennis J. George
Vice President, Chief Financial Officer, Treasurer and Secretary
Eagle Point Software Corporation
4131 Westmark Drive
Dubuque, Iowa  52002-2627
Telephone:  (319) 556-8392


                                 OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.

PROXY
                        EAGLE POINT SOFTWARE CORPORATION

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 2, 1997 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned stockholder of Eagle Point Software Corporation (the "Company") does hereby acknowledge receipt of Notice of said Annual meeting and the accompanying Proxy Statement and does hereby constitute and appoint Rodney
L. Blum and Dennis J. George, or either of them, with full power of substitution, to vote all shares of stock of the Company that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Stockholders of the Company to be held on Tuesday, December 2, 1997 at 3:00 p.m. (local time) at Eagle Point Software Headquarters, 4131 Westmark Drive, Dubuque IA 52002 and at any adjournment thereof, as follows:


  This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted for the nominee listed in Proposal 1, for Proposal 2 to approve the amendment to the Eagle Point Software Corporation Stock Option Plan and for Proposal 3 to approve Deloitte & Touche LLP.


                     (Please date and sign on reverse side)

 A   [X]  Please mark your votes as in this example


                                         WITHHOLD
                                         AUTHORITY
                   For all nominees   for all nominees
                   listed at right         listed        Nominee: Rodney L. Blum

1.  Election
    of Class III
    Directors            [_]                [_]

(Instructions: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

----------------------------------------------------------------

2. Proposal to approve an amendment to the Eagle Point Software Corporation Stock Option Plan which increases the number of shares from 1,000 to 4,000 for which each non-employee director shall be granted an option to purchase immediately after each annual meeting of stockholders.

               FOR                AGAINST                ABSTAIN
               [_]                  [_]                    [_]

3. Proposal to approve the appointment of Deloitte & Touche, LLP as the independent public accountants of the Company.

               FOR                AGAINST                ABSTAIN
               [_]                  [_]                    [_]

4. As such proxies may in their discretion determine upon such other matters as may properly come before the meeting.


THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND, IN THE ABSENCE OF SUCH INSTRUCTIONS SHALL BE VOTED FOR THE NOMINEE LISTED ABOVE AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3. IF OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED ON THOSE MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES.

You are urged to mark, sign, date and return your proxy card without delay in the return envelope provided for that purpose which requires no postage if mailed in the United States.


Signature: ___________________ ___________________________ Date: ________, 1997
                               (SIGNATURE IF HELD JOINTLY)

NOTE: When signing the proxy, please take care to have the signature conform to the stockholder's name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing. Corporations and partnerships should sign in their full corporate or partnership names by a duly authorized person.

                             Amended and Restated
              Eagle Point Software Corporation Stock Option Plan

                               I.  INTRODUCTION

     1.1 Purposes. The purposes of the Stock Option Plan (the "Plan") of Eagle Point Software Corporation, a Delaware corporation (the "Company") and its subsidiaries from time to time (individually a "Subsidiary" and collectively the "Subsidiaries") are to align the interests of the Company's stockholders and the recipients of options under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success and to advance the interests of the Company by attracting and retaining officers and other key employees and well-qualified persons who are not officers or employees of the Company for service as directors of the Company. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

     1.2 Administration. This Plan shall be administered by a committee (the "Committee") designated by the Board of Directors of the Company (the "Board") consisting of two or more members of the Board, provided, that if options are granted hereunder, the grant of which is intended to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each of the members of the Committee at the time of such grant shall be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

     The Committee shall, subject to the terms of this Plan, select eligible officers and other key employees for participation in this Plan and shall determine the number of shares of Common Stock subject to each option granted hereunder, the exercise price of such option, the time and conditions of exercise of such option and all other terms and conditions of such option, including, without limitation, the form of the option agreement. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an option, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties. Each option hereunder shall be evidenced by a written agreement (an "Agreement") between the Company and the optionee setting forth the terms and conditions applicable to such option.

     The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an option grant to such an officer or other person.

     No member of the Board of Directors or Committee, and neither the Chief Executive Officer nor other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys" fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability insurance that may be in effect from time to time.

     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by a majority of the members of the Committee without a meeting.

     1.3 Eligibility. Participants in this Plan shall consist of such officers and other key employees of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Each Independent Director (as such term is defined in Section 3.1) of the Company shall be eligible to participate in this Plan only in accordance with Section III.

     1.4 Shares Available. Subject to adjustment as provided in Section 4.7, 750,000 shares of the common stock, $.01 par value, of the Company ("Common Stock"), shall be available for grants of options under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options. To the extent that shares of Common Stock subject to an outstanding option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of such option, or to satisfy all or a portion of the tax withholding obligations relating to such option, then such shares of Common Stock shall again be available under this Plan.

     Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

     To the extent required by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options may be granted during any fiscal year of the Company to any person shall be 250,000, subject to adjustment as provided in Section 4.7.

                              II.  STOCK OPTIONS

     2.1 Grants of Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an incentive stock option, shall be a non-qualified stock option. An incentive stock option shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an incentive stock option. Each incentive stock option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as incentive stock options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the

Code, such options shall constitute non-qualified stock options. "Fair Market Value" shall mean the average of the high and low transaction prices of a share of Common Stock as reported on The Nasdaq Stock Market on the date as of which such value is being determined or, if there shall be no reported transactions on such date, on the next preceding date for which transactions were reported; provided that for dates on or before the date of the closing of the initial public offering of the Common Stock, Fair Market Value shall mean the initial public offering price of the Common Stock; and provided, further, that if Fair Market Value for any date cannot be determined as above provided, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     2.2 Terms of Stock Options. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of a non-qualified stock option or an incentive stock option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an incentive stock option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an incentive stock option.

     (b) Option Period and Exercisability. The period during which an option may be exercisable shall be determined by the Committee; provided, however, that no incentive stock option shall be exercisable later than ten years after its date of grant; provided further, that if an incentive stock option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish other conditions which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time.
An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

     (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and for which the optionee has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and
(C), in each case to the extent set forth in the Agreement relating to the option and (ii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E) and in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid.

     2.3  Termination of Employment.

     (a) Disability. Subject to paragraph (f) below and Section 4.8 and unless otherwise specified in the Agreement relating to an option, if an optionee's employment with the Company terminates by reason of Disability, each option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option. For purposes of this Plan, "Disability" shall mean the inability of an optionee substantially to perform such optionee's duties and responsibilities for a continuous period of at least six months.

     (b) Retirement. Subject to paragraph (f) below and Section 4.8 and unless otherwise specified in the Agreement relating to an option, if an optionee's employment with the Company terminates by reason of retirement on or after age 65 and after the optionee has completed at least five years of employment with the Company, each option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of
(i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option.

     (c) Death. Subject to paragraph (f) below and Section 4.8 and unless otherwise specified in the Agreement relating to an option, if an optionee's employment with the Company terminates by reason of death, each option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of
(i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

     (d) Other Termination. Subject to paragraph (f) below and Section 4.8 and unless otherwise specified in the Agreement relating to an option, if an optionee's employment with the Company terminates for any reason other than Disability, retirement on or after age 65 after completion of at least five years of employment with the Company or death, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of
(i) the date which is three months (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option; provided that if such optionee's employment is terminated for Cause, all options held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment. For purposes of this Plan, "Cause" shall mean any act of dishonesty, commission of a felony, significant activities harmful to the reputation of the Company or any of its Subsidiaries, refusal to perform or substantial disregard of duties properly assigned or significant violation of any statutory or common law duty of loyalty to the Company or any of its Subsidiaries.

     (e) Death Following Termination of Employment. Subject to paragraph (f) below and Section 4.8 and unless otherwise specified in the Agreement relating to an option, if an optionee dies during the one year period following termination of employment by reason of Disability, or if an optionee dies during the one year period following termination of employment by reason of retirement on or after age 65 after completion of at least five years of employment with the Company, or if an optionee dies during the three month period following termination of employment for any other reason other than Disability or retirement on or after age 65 after completion of at least five years of employment with the Company (or, in each case, such other period as the Committee may specify in the Agreement relating to an option), each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of
(i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

     (f)  Termination of Employment - Incentive Stock Options. Subject to
Section 4.8 and unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an incentive stock option terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the Code), each incentive stock option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment by reason of Permanent and Total Disability and (ii) the expiration date of the term of such option.

     Subject to Section 4.8 and unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an incentive stock option terminates by reason of death, each incentive stock option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

     Subject to Section 4.8 and unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an incentive stock option terminates for any reason other than Permanent and Total Disability or death, each incentive stock option held by such optionee shall be exercisable only to the extent such option is exercisable on the effective date of such optionee's termination of employment, and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of
(i) the date which is three months after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option; provided that if such optionee's employment is terminated for Cause, all incentive stock options held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment.

     Subject to Section 4.8 and unless otherwise specified in the Agreement relating to the option, if the holder of an incentive stock option dies during the one-year period following termination of employment by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such option), or if the holder of an incentive stock option dies during the three-month period following termination of employment for any reason other than Permanent and Total Disability or death, each incentive stock option held by such optionee shall be exercisable only to the extent such option is exercisable on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

               III.  PROVISIONS RELATING TO INDEPENDENT DIRECTORS

     3.1 Eligibility. Each member of the Board of Directors of the Company who is not an employee, either full-time or part-time, of the Company or a Subsidiary (an "Independent Director") shall be granted options to purchase shares of Common Stock in accordance with this Section III.

     3.2 Grants of Stock Options. Each Independent Director shall be granted non-qualified stock options as follows:

     (a) Time of Grant. Each person who is an Independent Director on the date of the closing of the initial public offering of the Common Stock shall be granted an option to purchase 2,000 shares of Common Stock at a purchase price per share equal to the Fair Market Value of the Common Stock on the date of grant of such option. Each person who begins to serve as an Independent Director following the date of the closing of the initial public offering of the Common Stock shall be granted an option to purchase 2,000 shares of Common Stock on the date such service commences at a purchase price per share equal to the Fair Market Value of the Common Stock on the date of grant of such option, provided, however, that such grant shall not be made to a person who becomes an Independent Director by reason of termination of employment with the Company or any Subsidiary. On the date of each annual meeting of stockholders of the Company following the closing of the initial public offering of the Common Stock, each person who is an Independent Director immediately after such meeting of stockholders shall be granted an option to purchase 4,000 shares of Common Stock at a purchase price per share equal to the Fair Market Value of the Common Stock on the date of grant of such option.

     (b)  Option Period and Exercisability.  Each option granted under this
Article III shall be fully exercisable on and after its date of grant. Each option granted under this Article III shall expire ten years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Article III shall be exercisable in accordance with
Section 2.2(c).

     (c) Termination of Directorship. If the holder of an option granted under this Article III shall cease to be a member of the Board of Directors of the Company for any reason, each such option held by such optionee may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is one year after the date such optionee ceased to be a member of the Board of Directors of the Company and (ii) the expiration date of the term of such option.

     (d) Death Following Termination of Directorship. If the holder of an option granted under this Article V dies during the one year period following the date on which such optionee ceased to be a member of the Board of Directors of the Company, each such option may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year after the date of death and (ii) the expiration date of the term of such option.

                                 IV.  GENERAL

     4.1 Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the shares of Common Stock, shall become effective on the date of such approval. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any options granted hereunder shall be null and void and of no force or effect. This Plan shall terminate on May 1, 2005 unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any option granted prior to termination.

     Options may be granted hereunder at any time prior to the termination of this Plan, provided that no option may be granted later than ten years after the effective date of this Plan.

     4.2 Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation including Rule 16b-3 under the Exchange Act, Section 422 of the Code and Section 162(m) of the Code; provided, that this Plan shall not be amended in a manner which fails to comply with Rule 16b-3(c)(2)(ii)(B) under
Section 16 of the Exchange Act. No amendment may impair the rights of a holder of an outstanding option without the consent of such holder.

     4.3 Agreement. No option shall be valid until an Agreement is executed by the Company and the optionee and, upon execution by the Company and the optionee and delivery of the Agreement to the Company, such option shall be effective as of the effective date set forth in the Agreement.

     4.4 Non-Transferability. No option hereunder shall be transferable other than (i) by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) except in the case of an incentive stock option, as otherwise permitted under Rule 16b-3 under the Exchange Act as set forth in the Agreement relating to such option. Except to the extent permitted by the foregoing sentence, each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no option hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option hereunder, such option and all rights thereunder shall immediately become null and void.

     4.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the optionee of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with an option hereunder. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with the option (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the optionee may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the Tax Date, (D) a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses
(B)-(E) and that in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying any such obligation be in compliance with Section 16 and the rules and regulations thereunder. An Agreement may provide for shares of Common Stock to be delivered or withheld having a Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the optionee's maximum marginal tax rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the optionee.

     4.6 Restrictions on Shares. Each option hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any option hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     4.7 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option, the purchase price per security, and the number of securities subject to each option to be granted to Independent Directors pursuant to Article III shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being
(i) available under this Plan, such fractional security shall be disregarded, or
(ii) subject to an option under this Plan, the Company shall pay the optionee, in connection with the first exercise of the option in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the Fair Market Value on the exercise date over (y) the exercise price of the option.

     4.8 Change in Control. (a) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control, all outstanding options shall immediately be exercisable in full.

     (b)  "Change in Control" shall mean:

     (1) the acquisition by any individual, entity or group (a "person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 35% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 4.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 35% or more of the Outstanding Company Common Stock or 35% or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

     (2) individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

     (3) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 35% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, 35% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

     (4) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

     4.9 No Right of Participation or Employment. No person shall have any right to participate in this Plan. Neither this Plan nor any option granted hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

     4.10 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock which are subject to an option hereunder until such person becomes a stockholder of record with respect to such shares of Common Stock.

     4.11 Designation of Beneficiary. Each optionee may file with the Committee a written designation of one or more persons as such optionee's beneficiary or beneficiaries (both primary and contingent) in the event of the optionee's death. To the extent an outstanding option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option.

Each beneficiary designation shall become effective only when filed in writing with the Committee during the optionee's lifetime on a form prescribed by the Committee. The spouse of a married optionee domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

If an optionee fails to designate a beneficiary, or if all designated beneficiaries of an optionee predecease the optionee, then each outstanding option hereunder held by such optionee, to the extent exercisable, may be exercised by such optionee's executor, administrator, legal representative or similar person.

     4.12 Governing Law. This Plan, each option hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.